Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Blue Stream Communications LLC
12409 NW 35th Street
Coral Springs, Florida 33065

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of area networks and related customer contracts in connection with the proposed offering of Blue Stream Issuer, LLC Secured Fiber Network Revenue Notes, Series 2023-1. Blue Stream Communications LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the March 2022 Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the March 2022 Data File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley”) and Barclays Capital Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Morgan Stanley, on behalf of the Company, provided us on (i) June 17, 2022, a listing (the “Initial Sample Listing”) of 50 area networks and the related customer contracts (the “Initial Selected Area Networks”) and (ii) July 7, 2022, a listing (the “Subsequent Sample Listing”) of 5 area networks and the related customer contracts (the “Subsequent Selected Area Networks”). The 50 Initial Selected Area Networks and 5 Subsequent Selected Area Networks are collectively and hereinafter referred to as the “March 2022 Sample Area Networks.” We make no representations as to the selection criteria used in determining the March 2022 Sample Area Networks.

Further, on June 17, 2022, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “March 2022 Data File”) containing data, as represented to us by the Company, as of March 31, 2022, with respect to 135 area networks, including each of the 55 March 2022 Sample Area Networks.

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Bulk Contract Characteristics:

For each of the March 2022 Sample Area Networks, we performed comparisons of the bulk contract characteristics (the “Bulk Contract Characteristics”) set forth on the March 2022 Data File and indicated below.

Bulk Contract Characteristics
1. Property name (for informational purposes only) 2. Total available units 3. Annual escalator 4. Next rate increase date 5. Contract renewal date (if applicable) 6. Contract start date	7. Current contract end date 8. Final contract end date 9. Autorenewal term 10. Bulk revenue 11. Bulk-like revenue 12. ROE revenue

We compared Bulk Contract Characteristics 2. through 9. to the corresponding information set forth on or derived from the Telecommunication Servicer Agreement or any amendments thereto (collectively, the “Agreement”).

With respect to our comparison of Bulk Contract Characteristic 10., we recomputed the bulk revenue as the sum of (i) the “bulk video & equipment revenue,” “bulk HSD revenue,” “bulk phone revenue” and “bulk alarm revenue” (each as set forth on the “Invoice”) and (ii) the “miscellaneous revenue: bulk master” (as set forth on queries provided to us by the Company from the Company’s accounting system, collectively, the “Accounting System Query”).  We compared the results of each recomputations to the corresponding bulk revenue set forth on the March 2022 Data File.

With respect to our comparison of Bulk Contract Characteristic 11., we recomputed the bulk-like revenue as the sum of the “miscellaneous revenue: advertising/commission” and “miscellaneous revenue” (each as set forth on the Accounting System Query).  We compared the results of each recomputations to the corresponding the bulk-like revenue set forth on the March 2022 Data File.

With respect to our comparison of Bulk Contract Characteristic 12., we recomputed the ROE revenue as the sum of “ROE video revenue,” “ROE phone revenue,” “ROE HSD revenue” and “ROE alarm revenue” (each as set forth on the Accounting System Query).  We compared the results of each recomputations to the corresponding ROE revenue set forth on the March 2022 Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Bulk Contract Characteristics 4. through 8., differences of 30 days or less are deemed to be “in agreement;”

•
with respect to our comparison of Bulk Contract Characteristics 10. through 12., differences of 2.5% or less of the respective amount set forth on the March 2022 Data File are deemed to be “in agreement.”

File Review Procedures of the Fiber Network Characteristics:

For each of the March 2022 Sample Area Networks, we performed comparisons of the fiber network characteristics (the “Fiber Network Characteristics”) set forth on the March 2022 Data File and indicated below.

Fiber Network Characteristics
1.          Property name (for informational purposes only)
2.          Contract type (bulk or ROE)
3.          Current bulk bill rate
4.          Number of bulk billing units
5.          ROE video revenue (if applicable)
6.          ROE HSD revenue (if applicable)
7.          ROE phone revenue (if applicable)
8.          ROE alarm revenue (if applicable)
9.          Upsell video revenue
10.        Upsell HSD revenue
11.        Upsell phone revenue

12.          Upsell other revenue
13.          Miscellaneous revenue advertising and commission revenue
14.          Miscellaneous revenue
15.          Bulk video costs & revenue share (if applicable)
16.          Bulk internet expenses (if applicable)
17.          Bulk phone expenses (if applicable)
18.          Bulk alarm expenses (if applicable)
19.          ROE video costs & revenue share (if applicable)
20.          ROE internet expenses (if applicable)
21.          ROE phone expenses (if applicable)
22.          ROE alarm expenses (if applicable)

We compared Fiber Network Characteristics 2.  and 3. to corresponding information set forth on or derived from the Agreement.

We compared Fiber Network Characteristic 4. to corresponding information set forth on the Invoice.

We compared Fiber Network Characteristics 5.  through 22. to corresponding information set forth on or derived from the Accounting System Query.

The area network documents indicated above and any other related documents provided in support of the Bulk Contract Characteristics and Fiber Network Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Area Network Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Area Network Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Area Network Documentation.  In addition, we make no representations as to whether the Area Network Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding March 2022 Sample Area Networks.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Bulk Contract Characteristics and Fiber Network Characteristics set forth on the March 2022 Data File, as applicable, were found to be in agreement with the above mentioned Area Network Documentation, except as indicated in Appendix A and Appendix B.  Supplemental information is contained in Appendix C, Appendix D and Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the area networks underlying the March 2022 Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the area networks or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the March 2022 Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 17, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 17, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Bulk Contract Exception Description

1	Two differences in total available units.
2	One difference in annual escalator.
3	Five differences in next rate increase date.
4	Four differences in contract renewal date.
5	Two differences in contract start date.
6	Two differences in contract end date.
7	One difference in autorenewal term.
8	Two differences in final contract end date.
9	One difference in bulk revenue.
10	One instance where we were unable to verify the total available units.
11	One instance where we were unable to verify the contract start date.
12	One instance where we were unable to verify the current contract end date.
13	One instance where we were unable to verify the final contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 17, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Fiber Network Exception Description

1	One difference in number of bulk billing units.
2	Five differences in current bulk bill rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 17, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	March 2022 Sample Area Network	Bulk Contract Characteristic	Characteristic set forth on the March 2022 Data File	Characteristic set forth on or derived from the Area Network Documentation

1	[REDACTED]	Total available units	221	300
1	[REDACTED]	Total available units	88	91
2	[REDACTED]	Annual escalator	5.00%	0.00%
3	[REDACTED]	Next rate increase date	7/1/2024	1/25/2025
3	[REDACTED]	Next rate increase date	7/1/2024	3/16/2025
3	[REDACTED]	Next rate increase date	1/1/2023	1/1/2027
3	[REDACTED]	Next rate increase date	11/1/2022	10/1/2022
3	[REDACTED]	Next rate increase date	1/1/2023	1/1/2027
4	[REDACTED]	Contract renewal date	N/A	5/31/2021
4	[REDACTED]	Contract renewal date	2/22/2019	1/22/2019
4	[REDACTED]	Contract renewal date	4/1/2018	1/1/2022
4	[REDACTED]	Contract renewal date	12/1/2021	1/1/2022
5	[REDACTED]	Contract start date	7/1/2017	1/1/2019
5	[REDACTED]	Contract start date	9/18/2013	6/14/2013
6	[REDACTED]	Current contract end date	7/31/2029	9/30/2029
6	[REDACTED]	Current contract end date	3/31/2034	3/31/2040
7	[REDACTED]	Autorenewal term	15 years	Not applicable
8	[REDACTED]	Final contract end date	7/31/2030	9/30/2030
8	[REDACTED]	Final contract end date	3/31/2049	3/31/2040
9	[REDACTED]	Bulk revenue	$120,420.00	$129,420.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 17, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the items indicated below:

Exception Description Number	March 2022 Sample Area Network	Items not verified on Agreement

10	[REDACTED]	Total available units
11	[REDACTED]	Contract start date
12	[REDACTED]	Current contract end date
13	[REDACTED]	Final contract end date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

 Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 17, 2023

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	March 2022 Sample Area Network	Fiber Network Characteristic	Characteristic set forth on the March 2022 Data File	Characteristic set forth on or derived from the Area Network Documentation

1	[REDACTED]	Number of bulk billing units	8	4
2	[REDACTED]	Current bulk bill rate	[REDACTED]	[REDACTED]
2	[REDACTED]	Current bulk bill rate	[REDACTED]	[REDACTED]
2	[REDACTED]	Current bulk bill rate	[REDACTED]	[REDACTED]
2	[REDACTED]	Current bulk bill rate	[REDACTED]	[REDACTED]
2	[REDACTED]	Current bulk bill rate	[REDACTED]	[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.